Web.com Reports First Quarter 2010 Financial Results

JACKSONVILLE, FL – May 4, 2010 – Web.com Group, Inc.  (NASDAQ: WWWW), a leading provider of online marketing for small and medium-sized businesses, today announced results for the first quarter ended March 31, 2010.

David Brown, Chairman and CEO of Web.com, said, “Web.com’s first quarter results were consistent with our expectations.  During the quarter, we again brought customer churn down to a new record low level and invested in a number of customer acquisition strategies to expand our customer base.  This consistent performance over the past year is encouraging from a long-term perspective, as is the fact that we continue to make progress expanding our distribution channels and advancing Web.com’s direct sales efforts.”

“The macro environment facing the small business community remains challenging.  As a result, we continue to focus on profitability and cash flow, as well as leveraging our strong financial profile to selectively increase investments in sales and marketing.  We believe these investments will help Web.com scale its revenue run rate in the second half of 2010, in addition to improving the company’s long-term growth profile when the small business macro environment eventually improves.”

First Quarter Business Highlights:

•	Web.com’s total net subscribers were over 278,000 at the end of the first quarter of 2010, up approximately 3,600 compared to the end of the prior quarter.

•	Customer churn was 3.1% for the first quarter of 2010, representing an all-time low and compared to 3.3% for the fourth quarter of 2009.

•
On February 4, 2010, the National Federation of Independent Business (NFIB), the nation’s leading small business association, entered into an exclusive partnership with Web.com, giving NFIB members access to Web.com’s Web design and online marketing products that help small businesses succeed online.

Summary of First Quarter 2010 Financial Results:

•	Total revenue was $25.1 million for the first quarter of 2010, compared to $27.6 million for the first quarter of 2009.

•	Operating loss, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $315 thousand, compared to operating income of $744 thousand for the first quarter of 2009.

•
GAAP net loss from continuing operations was $745 thousand for the first quarter of 2010.  This compares to GAAP net income from continuing operations of $789 thousand in the first quarter of 2009.  GAAP net loss from continuing operations was $0.03 per diluted share for the first quarter of 2010, compared to GAAP net income from continuing operations of $0.03 per diluted share for the first quarter of 2009.

•	Non-GAAP operating income was $3.4 million for the first quarter of 2010, representing a non-GAAP operating margin of 13.4% and compared to $4.7 million for the first quarter of 2009.

•
Non-GAAP net income was $3.3 million for the first quarter of 2010, compared to $4.8 million in the first quarter of 2009.  Non-GAAP net income per diluted share was $0.12 for the first quarter of 2010, compared to $0.18 per diluted share for the first quarter of 2009.

•
Adjusted EBITDA, which excludes the impact of stock-based compensation and restructuring charges, was $4.0 million for the first quarter of 2010, compared to $5.4 million for the first quarter of 2009.

•
Cash flows from operations were $1.8 million for the first quarter of 2010 and $2.3 million excluding the pay down of accrued restructuring expenses.  This compared to $5.7 million for the first quarter of 2009.

Conference Call Information

Management will host a conference call to discuss Web.com’s results and other matters related to the Company’s business, including guidance related to future results, today May 4, 2010, at 5:00 p.m. (Eastern Time). A live webcast of the call will be available at the “Investor Relations” page of the Company’s website, http://www.web.com. To access the call, dial 877-407-0784 (domestic) or 201-689-8560 (international). A replay of this conference call will be available for a limited time at 877-660-6853 (domestic) or 201-612-7415 (international). The replay account number is 3055 and the conference ID is 348588. A replay of the webcast will also be available for a limited time at http://ir.web.com.

All per share numbers for non-GAAP net income per share are expressed on a weighted-average diluted per share basis. Non-GAAP net income excludes stock-based compensation expense, amortization expense related to acquisitions, restructuring charges, the deferred revenue adjustment due to purchase accounting, income tax expense, and includes an estimated cash tax rate to be paid during 2010.  Non-GAAP operating income excludes stock-based compensation expense, amortization expense related to acquisitions, restructuring charges, and the deferred revenue adjustment related to purchase accounting.  A reconciliation of GAAP financial measures to non-GAAP financial measures results has been provided in the financial statement tables included in this press release.  An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”

About Web.com

Web.com Group, Inc. (Nasdaq: WWWW) is a leading provider of online marketing for small and medium-sized businesses. Web.com meets the needs of small and medium-sized businesses anywhere along their lifecycle by offering a full range of online services and support, including website design, logo design, search engine optimization, search engine marketing and local sales leads, general contractor leads, franchise and homeowner association websites,  shopping cart software, eCommerce web site design and call center services. For more information on the company, please visit http://www.web.com/ or call 1-800-GETSITE.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures
Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G.  Web.com believes presenting non-GAAP net income attributable to common stockholders, non-GAAP net income per share attributable to common stockholders and non-GAAP operating income is useful to investors, because it describes the operating performance of the company and helps investors gauge the company’s ability to generate cash flow, excluding some recurring charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP.  Company management uses these non-GAAP measures as important indicators of the company’s past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.  You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.

Relative to each of the non-GAAP measures the company presents above, management further sets forth its rationale as follows:

•
Non-GAAP Operating Income.  The Company excludes from non-GAAP operating income amortization of intangibles, fair value adjustment to deferred revenue, restructuring charges and stock-based compensation charges.  Management believes that excluding these non-cash charges assists investors in evaluating period-over-period changes in the Company’s operating income without the impact of items that are not a result of the Company’s day-to-day business and operations.

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Non-GAAP Net Income from Continuing Operations and Non-GAAP Net Income From Continuing Operations Per Diluted Share.  The Company excludes from non-GAAP net income and non-GAAP net income per diluted share amortization of intangibles, income tax expense, fair value adjustment to deferred revenue, restructuring charges and stock-based compensation, and includes cash income tax expense, because management believes that excluding such measures helps investors better understand the Company’s operating activities.

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Adjusted EBITDA. The Company excludes from Adjusted EBITDA depreciation expense, amortization of intangibles, income tax, interest expense, interest income, and stock-based compensation, and restructuring charges, because management believes that excluding such items helps investors better understand the Company's operating activities.

In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

•
Stock-based compensation.   These expenses consist of expenses for employee stock options and employee stock purchases under ASC 718-10. The Company excludes stock-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses. Prior to the adoption of ASC 718-10 in fiscal 2006, the Company did not include expenses related to employee stock options and employee stock purchases directly in its financial statements, but elected, as permitted, to disclose such expenses in the footnotes to its financial statements. As the Company applies ASC 718-10, it believes that it is useful to its investors to understand the impact of the application of ASC 718-10 to its operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. While stock-based compensation expense calculated in accordance with ASC 718-10 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by the Company and because such expense is not used by management to assess the core profitability of the Company’s business operations. The Company further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, excluding this item from various non-GAAP measures facilitates comparisons to the Company’s competitors’ operating results.

•
Amortization of intangibles.  The Company incurs amortization of acquired intangibles under ASC 805-10-65. Acquired intangibles primarily consist of customer relationships, non-compete agreements, trade names, and developed technology. The Company expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue for the Company, the item is excluded because this expense is non-cash in nature and because the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•
Depreciation expense.  The Company incurs depreciation expense associated with its fixed assets.  Although the fixed assets generate revenue for the Company, the item is excluded because this expense is non-cash in nature and because the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures.  In addition, excluding this item from certain non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•
Interest expense.  The Company incurs interest expense related to the indebtedness of the Company.  This item is excluded because the Company believes the non-GAAP measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance.  In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•
Interest income.  The Company earns interest income related to its cash and cash equivalents.  This item is excluded because the Company believes the non-GAAP measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance.  In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•
Restructuring charges.  The Company has recorded restructuring charges.  The Company excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company’s business operations.

•
Income tax expense.  Due to the magnitude of the Company’s historical net operating losses and related deferred tax asset, the Company excludes income tax expense from its non-GAAP measures primarily because they are not indicative of the cash tax paid by the Company and therefore are not reflective of ongoing operating results. Further, excluding this non-cash item from non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results.  The Company also excludes income tax expense altogether from certain non-GAAP financial measures because the Company believes that the non-GAAP measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance and facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•
Fair value adjustment to deferred revenue.  The Company has recorded a fair value adjustment to acquired deferred revenue in accordance with ASC 805-10-65. The Company excludes the impact of this adjustment from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the Company’s revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue therefore facilitates management’s internal comparisons to the Company’s historical operating results.

Forward-Looking Statements
This press release includes certain "forward-looking statements" including, without limitation, statements regarding Web.com’s expectations about its future financial performance and market position as well as expectations about the growth in markets, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts.  These statements are sometimes identified by words such as “plan” or words of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Web.com’s actual results could differ materially from those anticipated in these forward-looking statements.  These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, our ability to integrate Web.com businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and our monthly customer turnover.  These and other risk factors are set forth under the caption "Risk Factors" in Web.com’s Quarterly Report on Form 10-K for the quarter ended December 31, 2009, as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at  www.sec.gov.  Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contact:
Kori Doherty
ICR
617-956-6730
kori.doherty@icrinc.com

Source:  Web.com

Web.com Group, Inc.
Consolidated Statements of Operations
(in thousands except per share data)

	Three Months Ended March 31,
	2010	2009
	(unaudited)	(unaudited)
Revenue:
Subscription	$24,480	$26,017
Professional services	648	553
Other revenue	-	1,000
Total revenue	25,128	27,570

Cost of revenue (excluding depreciation and amortization
shown separately below):
Subscription (a)	10,034	9,309
Professional services	478	300
Total cost of revenue	10,512	9,609

Gross profit	14,616	17,961

Operating expenses:
Sales and marketing (a)	5,546	5,763
Research and development (a)	2,271	2,042
General and administrative (a)	3,775	6,062
Depreciation and amortization	3,279	3,350
Restructuring charges (a)	60	-
Total operating expenses	14,931	17,217
(Loss) income from operations	(315)	744

Other income:
Interest income, net	41	63
(Loss) income before income taxes from continuing operations	(274)	807
Income tax (expense)	(471)	(18)
Net (loss) income from continuing operations	(745)	789

Discontinued operations:
(Loss) income from discontinued operations, net	(9)	133
(Loss) income from discontinued operations, net	(9)	133

Net (loss) income	$(754)	$922

Basic earnings per share:
(Loss) income from continuing operations attributable per common share	$(0.03)	$0.03
(Loss) income from discontinuing operations attributable per common share	$-	$0.01
Net (loss) income per common share	$(0.03)	$0.04

Diluted earnings per share:
(Loss) income from continuing operations attributable per common share	$(0.03)	$0.03
(Loss) income from discontinuing operations attributable per common share	$-	$-
Net (loss) income per common share	$(0.03)	$0.03

Weighted-average number of shares used in per share amounts:
Basic	25,410	25,603
Diluted	25,410	26,429

(a) Stock based compensation included above:
Subscription (cost of revenue)	$132	$105
Sales and marketing	153	225
Research and development	144	125
General and administration	577	869
Total	$1,006	$1,324

Web.com Group, Inc.
Consolidated Balance Sheets
(in thousands except per share data)

	March 31, 2010	December 31, 2009
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$39,450	$39,427
Restricted investments	545	545
Accounts receivable, net of allowance $411 and $428, respectively	3,756	4,561
Prepaid expenses	1,710	1,780
Prepaid marketing fees	511	535
Deferred taxes	1,085	1,482
Other current assets	160	95
Total current assets	47,217	48,425

Restricted investments	927	927
Property and equipment, net	7,112	7,388
Goodwill	12,881	12,895
Intangible assets, net	51,927	53,059
Other assets	144	191
Total assets	$120,208	$122,885

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,787	$1,306
Accrued expenses	4,177	6,931
Accrued restructuring costs and other reserves	625	1,064
Deferred revenue	6,133	6,172
Accrued marketing fees	248	259
Capital lease obligations	197	223
Other current liabilities	205	299
Total current liabilities	13,372	16,254

Accrued rent expense	718	676
Deferred revenue	158	159
Capital lease obligations	158	198
Deferred tax liabilites	1,429	1,429
Other liabilities	406	473
Total liabilities	16,241	19,189

Stockholders' equity
Common stock, $0.001 par value; 150,000,000 shares authorized; 27,758,690 and 27,796,824 shares issued and 26,594,522 and 26,176,967 shares outstanding at March 31, 2010 and December 31, 2009, respectively.	27	26
Additional paid-in capital	260,427	260,552
Treasury Stock, at cost, 1,164,168 and 1,619,857 shares at March 31, 2010 and December 31, 2009, respectively.	(4,328)	(5,477)
Accumulated deficit	(152,159)	(151,405)
Total stockholders' equity	103,967	103,696

Total liabilities and stockholders' equity	$120,208	$122,885

Web.com Group, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands except per share data)
(unaudited)

	Three Months Ended March 31,
	2010	2009
Reconciliation of GAAP net (loss) income to non-GAAP net income
GAAP net (loss) income	$(754)	$922
Amortization of intangibles	2,618	2,613
Stock based compensation	1,006	1,324
Income tax expense	471	18
Restructuring charges	60	-
Cash income tax expense	(65)	(92)
Fair value adjustment to deferred revenue	10	30
Loss on operating assets and liabilities	-	4
Non-GAAP net income	$3,346	$4,819

Reconciliation of GAAP basic net (loss) income per share to non-GAAP basic net income per share
Basic GAAP net (loss) income per share	$(0.03)	$0.04
Amortization of intangibles per share	0.10	0.10
Stock based compensation per share	0.04	0.05
Income tax expense per share	0.02	-
Restructuring charges per share	-	-
Cash income tax expense per share	-	-
Fair value adjustment to deferred revenue per share	-	-
Loss on operating assets and liabilities per share	-	-
Basic Non-GAAP net income per share	$0.13	$0.19

Reconciliation of GAAP diluted net (loss) income per share to non-GAAP net income per share
Fully diluted shares:
Common stock	25,410	25,603
Diluted stock options	1,398	804
Diluted restricted stock	359	21
Warrants	-	1
Total	27,167	26,429

Diluted GAAP net (loss) income per share	$(0.03)	$0.03
Amortization of intangibles per share	0.09	0.10
Stock based compensation per share	0.04	0.05
Income tax expense per share	0.02	-
Restructuring charges per share	-	-
Cash income tax expense per share	-	-
Fair value adjustment to deferred revenue per share	-	-
Loss on operating assets and liabilities per share	-	-
Diluted Non-GAAP net income per share	$0.12	$0.18

Reconciliation of GAAP operating (loss) income to non-GAAP operating income
GAAP operating (loss) income	$(315)	$744
Amortization of intangibles	2,618	2,613
Stock based compensation	1,006	1,324
Restructuring charges	60	-
Loss on disposal of fixed assets	-	4
Fair value adjustment to deferred revenue	10	30
Non-GAAP operating income	$3,379	$4,715

Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	-1%	3%
Amortization of intangibles	10%	9%
Restructuring charges	0%	0%
Fair value adjustment to deferred revenue	0%	0%
Stock based compensation	4%	5%
Non-GAAP operating margin	13%	17%

Reconciliation of GAAP operating (loss) income to adjusted EBITDA
GAAP operating (loss) income	$(315)	$744
Depreciation and amortization	3,279	3,350
Stock based compensation	1,006	1,324
Restructuring charges	60	-
Adjusted EBITDA	$4,030	$5,418

Web.com Group, Inc.
Consolidated Statement of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2010	2009
	(unaudited)	(unaudited)
Cash flows from operating activities

Net (loss) income	$(754)	$922

Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	3,279	3,350
Stock-based compensation expense	1,006	1,324
Deferred income taxes	398	-
Restructuring charges	60	-
Loss on operating assets and liabilities	-	4
Changes in operating assets and liabilities:
Accounts receivable	800	1,091
Prepaid expenses and other assets	75	(329)
Accounts payable, accrued expenses and other liabilities	(2,894)	(110)
Deferred revenue	(121)	(562)
Net cash provided by operating activities	1,849	5,690

Cash flows from investing activities

Purchase of property and equipment	(384)	(242)
Investment in intangible assets	(1,396)	(2)
Net cash (used in) investing activities	(1,780)	(244)

Cash flows from financing activities

Stock issuance costs	(3)	(5)
Stock repurchased	(53)	(2,669)
Payment of debt obligations	(66)	(29)
Proceeds from exercise of stock options	76	21
Net cash (used in) financing activities	(46)	(2,682)

Net increase in cash and cash equivalents	23	2,764
Cash and cash equivalents, beginning of period	39,427	34,127
Cash and cash equivalents, end of period	$39,450	$36,891

Supplemental cash flow information:
Interest paid	$9	$1
Income tax paid	$64	$36